Exhibit 99.5
SUBORDINATION AGREEMENT
          SUBORDINATION AGREEMENT, dated as of September 30, 2009 (this “Agreement”), among KOJAIAN MANAGEMENT CORPORATION, a Michigan corporation (the “Subordinated Lender”), GRUBB & ELLIS COMPANY (the “Borrower”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, as administrative agent, in its capacity as administrative agent under the Credit Agreement (as defined below) (the “Administrative Agent”), for the benefit of the Lender Parties (as defined below).
          Reference is made to the Third Amended and Restated Credit Agreement dated as of May 18, 2009 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among the Borrower, the guarantors named therein, the Administrative Agent, the financial institutions identified therein as lender parties (the “Lender Parties”), Deutsche Bank Trust Company Americas, as syndication agent, and Deutsche Bank Securities Inc., as sole book running manager and sole lead arranger.
          Terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. All references to articles, sections, exhibits and schedules shall be deemed references to articles and sections of, and exhibits and schedules to, this Agreement, unless the context shall otherwise require.
          The ability under the Credit Agreement of the Borrower to incur Subordinated Debt to the Subordinated Lender is conditioned upon the execution and delivery by the Subordinated Lender and the Borrower of an agreement in the form hereof pursuant to which the Subordinated Lender agrees to subordinate its rights with respect to the Subordinated Obligations (as defined below) to the rights of the Senior Lenders (as defined below) under the Credit Agreement, all on the terms set forth herein.
          Accordingly, the Subordinated Lender, the Borrower and the Administrative Agent, on behalf of itself and each Senior Lender (and each of their respective successors or assigns), hereby agrees as follows:
          SECTION 1. Subordination. (a) The Subordinated Lender hereby agrees that all its right, title and interest in and to the Subordinated Obligations (as defined below) shall be subordinate and junior in right of payment to the rights of the Lender Parties and the Administrative Agent (each, as defined in the Credit Agreement and collectively, the “Senior Lenders”) in respect of the Obligations of the Borrower and the Guarantors arising under the Credit Agreement and the other Loan Documents, including the payment of principal, premium (if any), interest (including interest accruing on or after the filing of any petition in bankruptcy or for any reorganization relating to the Borrower or any Subsidiary whether or not a claim for post-filing interest is allowed or allowable in any such proceeding), fees, charges, expenses, indemnities, reimbursement obligations, Guarantees and all other amounts payable thereunder or in respect thereof (collectively, the “Senior Obligations”). For purposes hereof, “Subordinated Obligations” means all obligations of the Borrower to the Subordinated Lender with respect to that certain Senior Subordinated Convertible Note in the amount of $5,000,000 dated September 30, 2009 executed by the Borrower in favor of the Subordinated Lender and all replacements thereof and substitutions therefor (the “Subordinated Note”).
          (b) The Borrower and the Subordinated Lender agree that no payment (whether directly, by purchase, redemption or exercise of any right of setoff or otherwise) in respect of the Subordinated Obligations, whether as principal, interest or otherwise, and whether in cash, securities or other property, shall be made by or on behalf of the Borrower or received, accepted or demanded, directly or indirectly, by or on behalf of the Subordinated Lender at any time prior to the indefeasible payment in full in cash of all Senior Obligations (other than indemnification obligations and other contingent obligations not then due and payable) (“Payment in Full of the Senior Obligations”). For avoidance of doubt, the Senior Obligations shall be deemed to have been paid “in full” for purposes of the foregoing definition upon the payment of the DPO Amount subject to and in accordance with the provisions of Section 2.06(a)(ii) of the Credit Agreement.
          (c) Upon any distribution of the assets of the Borrower or upon any dissolution, winding up, liquidation or reorganization of the Borrower, whether in bankruptcy, insolvency, reorganization, arrangement or receivership proceedings or otherwise, or upon any assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Borrower, or otherwise:
     (i) the Senior Lenders shall first be entitled to Payment in Full of the Senior Obligations before the Subordinated Lender shall be entitled to receive any payment on account of the Subordinated Obligations of the Borrower, whether of principal, interest or otherwise; and
     (ii) any payment by, or on behalf of, or distribution of the assets of, the Borrower of any kind or character, whether in cash, securities or other property, to which the Subordinated Lender would be entitled except for the provisions of this Section 1 shall be paid or delivered by the person making such payment or distribution (whether a trustee in bankruptcy, a receiver, custodian or liquidating trustee or otherwise) directly to the Administrative Agent, for the benefit of the Senior Lenders as contemplated by the Loan Documents, until the indefeasible payment in full of all Senior Obligations (other than indemnification obligations and other contingent obligations not then due and payable).
Prior to Payment in Full of the Senior Obligations, the Subordinated Lender agrees not to ask, demand, sue for or take or receive from the Borrower in cash, securities or other property or by setoff, purchase or redemption (including, without limitation, from or by way of collateral), payment of all or any part of the Subordinated Obligations. In addition, the Subordinated Lender agrees that in connection with any proceeding involving the Borrower under any bankruptcy, insolvency, reorganization, arrangement, receivership or similar law (i) the Administrative Agent is irrevocably authorized and empowered (in its own name or in the name of the Subordinated Lender or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution referred to in the preceding sentence and give acquittance therefor and to file claims and proofs of claim and take such other action (including, without limitation, voting the applicable Subordinated Obligations and enforcing any security interest or other Lien securing payment of such Subordinated Obligations) as the Administrative Agent may deem necessary or advisable for the exercise or enforcement of any of the rights or interest of the Senior Lenders and (ii) the Subordinated Lender shall duly and promptly take such action as the Administrative Agent may request to (A) collect amounts in respect of the applicable Subordinated Obligations for the account of the Senior Lenders and to file appropriate claims or proofs of claim in respect of such Subordinated Obligations, (B) execute and deliver to the Administrative Agent such irrevocable powers of attorney, assignments or other instruments as the Administrative Agent may request in order to enable the Administrative Agent to enforce any and all claims with respect to, and any security interests and other Liens securing payment of, the applicable Subordinated Obligations and (C) collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the applicable Subordinated Obligations. A copy of this Agreement may be filed with any court as evidence of the Senior Lenders’ right, power and authority hereunder.
          (d) In the event that any payment by, or on behalf of, or distribution of the assets of, the Borrower of any kind or character, whether in cash, securities or other property, and whether directly, by purchase, redemption, exercise of any right of setoff or otherwise, shall be received by or on behalf of the Subordinated Lender or any Affiliate thereof at a time when such payment is prohibited by this

Agreement, such payment or distribution shall be held by the Subordinated Lender or Affiliate in trust (segregated from other property of the Subordinated Lender or Affiliate) for the benefit of, and shall forthwith be paid over to, the Administrative Agent, for the benefit of the Senior Lenders (pro rata, in accordance with the respective amounts of the Senior Obligations owed to each of the Senior Lenders), until the Payment in Full of the Senior Obligations.
          (e) Subject to the prior Payment in Full of the Senior Obligations, the Subordinated Lender shall be subrogated to the rights of the Senior Lenders to receive payments or distributions in cash, securities or other property of the Borrower applicable to the Senior Obligations until Payment in Full of the Senior Obligations, and, as between and among the Borrower, its creditors (other than the Senior Lenders) and the Subordinated Lender, no such payment or distribution made to the Senior Lenders by virtue of this Agreement that otherwise would have been made to the Subordinated Lender shall be deemed to be a payment by the Borrower on account of the Subordinated Obligations, it being understood that the provisions of this paragraph (e) are intended solely for the purpose of defining the relative rights of the Subordinated Lender and the Senior Lenders.
          (f) Without the prior written consent of the Administrative Agent, the Borrower shall not give, or permit to be given, and the Subordinated Lender shall not receive, accept or demand, (i) any security of any nature whatsoever for any Subordinated Obligations on any property or assets, whether now existing or hereafter acquired, of the Borrower or any subsidiary of the Borrower, unless such security shall by its terms be subject to enforcement and collection by the Administrative Agent in connection with any action in respect of enforcement or collection taken under paragraph (c) above or (ii) any guaranty, of any nature whatsoever, by the Borrower or any subsidiary of the Borrower, of any Subordinated Obligations other than any guaranty subordinated to the Senior Obligations on terms substantially identical to (and no less favorable in any significant respect to the Senior Lenders than) those hereof. The Subordinated Lender agrees that all the proceeds of any such security or guaranty shall be subject to the provisions hereof with respect to payments and other distributions in respect of the Subordinated Obligations.
          (g) The Subordinated Lender and the Borrower agree that all Subordinated Obligations shall at all times be evidenced by the Subordinated Note, which the Administrative Agent has reviewed and approved. The Subordinated Note shall be subject in all respects to the terms of this Agreement and shall contain the following legend:
“Notwithstanding anything contained herein to the contrary, neither the principal of nor the interest on, nor any other amounts payable in respect of, the indebtedness created or evidenced by this instrument of record shall become due or be paid or payable, except to the extent permitted under the Subordination Agreement dated as of September 30, 2009 among the Subordinated Lender, the Borrower and Deutsche Bank Trust Company Americas, in its capacity as Administrative Agent, which Subordination Agreement is incorporated herein with the same effect as if fully set forth herein.”.
          (h) The Subordinated Lender agrees that, except for claims submitted in any proceeding contemplated by Section 1(c) hereof, it will not, prior to the Payment in Full of the Senior Obligations, take any action to cause any Subordinated Obligations to become payable prior to their scheduled maturity (which, in the case of any demand notes, shall be the date demand is made thereunder) or exercise any remedies or take any action or proceeding to enforce any Subordinated Obligation if the payment of such Subordinated Obligation is then prohibited by this Agreement, and the Subordinated Lender further agrees not to file, or to join with any other creditors of the Borrower in filing, any petition commencing any bankruptcy, insolvency, reorganization, arrangement or receivership proceeding or any assignment for the benefit of creditors against or in respect of the Borrower or any other marshalling of the assets and liabilities of the Borrower (provided that this prohibition shall in no event be construed so as to limit the Subordinated Lender’s right to cause any Subordinated Obligations to become payable prior to their scheduled maturity if all the outstanding Advances under the Credit Agreement have been declared due and payable prior to their scheduled maturity dates). The Subordinated Lender further agrees, to the fullest extent permitted under applicable law, that it will not cause the Borrower to file any such petition, commence any such proceeding or make any such assignment referred to above until the Payment in Full of the Senior Obligations.
          SECTION 2. Waivers and Consents. (a) The Subordinated Lender waives the right to compel that the Collateral or any other assets or property of the Borrower or the assets or property of any Guarantor of the Senior Obligations or any other Person be applied in any particular order to discharge the Senior Obligations. The Subordinated Lender expressly waives the right to require the Senior Lenders to proceed against the Borrower, the Collateral or any Guarantor of the Senior Obligations or any other Person, or to pursue any other remedy in any Senior Lender’s power which the Subordinated Lender cannot pursue and which would lighten the Subordinated Lender’s burden, notwithstanding that the failure of any Senior Lender to do so may thereby prejudice the Subordinated Lender. The Subordinated Lender agrees that it shall not be discharged, exonerated or have its obligations hereunder to the Senior Lenders reduced by any Senior Lender’s delay in proceeding against or enforcing any remedy against the Borrower, the Collateral or any Guarantor of the Senior Obligations or any other Person; by any Senior Lender releasing the Borrower, the Collateral or any other Guarantor of the Senior Obligations or any other Person from all or any part of the Senior Obligations; or by the discharge of the Borrower, the Collateral or any Guarantor of the Senior Obligations or any other Person by operation of law or otherwise, with or without the intervention or omission of a Senior Lender. Any Senior Lender’s vote to accept or reject any plan of reorganization relating to the Borrower, the Collateral, or any Guarantor of the Senior Obligations or any other Person, or any Senior Lender’s receipt on account of the Senior Obligations other than the indefeasible payment in full in cash thereof of any cash, securities or other property distributed in any bankruptcy, reorganization, or insolvency case, shall not discharge, exonerate, or reduce the obligations of the Subordinated Lender hereunder to the Senior Lenders.
          (b) The Subordinated Lender waives all rights and defenses arising out of an election of remedies by the Senior Lenders, even though that election of remedies, including, without limitation, any nonjudicial foreclosure with respect to security for the Senior Obligations, has impaired the value of the Subordinated Lender’s rights of subrogation, reimbursement or contribution against the Borrower or any Guarantor of the Senior Obligations or any other Person. The Subordinated Lender expressly waives any rights or defenses it may have by reason of protection afforded to the Borrower or any Guarantor of the Senior Obligations or any other Person with respect to the Senior Obligations pursuant to any anti-deficiency laws or other laws of similar import which limit or discharge the principal debtor’s indebtedness upon judicial or nonjudicial foreclosure of real property or personal property Collateral for the Senior Obligations.
          (c) The Subordinated Lender agrees that, without the necessity of any reservation of rights against it, and without notice to or further assent by it, any demand for payment of any Senior Obligations made by a Senior Lender may be rescinded in whole or in part by the Senior Lender, and any Senior Obligation may be continued, and the Senior Obligations, or the liability of the Borrower or any other Guarantor or any other party upon or for any part thereof, or any Collateral or guaranty therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, waived, surrendered, or released by the Senior Lenders, in each case without notice to or further assent by the Subordinated Lender, which will remain bound under this Agreement and without impairing, abridging, releasing or affecting the subordination and other agreements provided for herein.

          (d) The Subordinated Lender waives any and all notice of the creation, renewal, extension or accrual of any of the Senior Obligations and notice of or proof of reliance by the Senior Lenders upon this Agreement. The Senior Obligations shall be deemed conclusively to have been created, contracted or incurred and the consent given to create the obligations of the Borrower in respect of the Subordinated Obligations in reliance upon this Agreement, and all dealings between the Borrower and the Senior Lenders shall be deemed to have been consummated in reliance upon this Agreement. The Subordinated Lender acknowledges and agrees that the Senior Lenders have relied upon the subordination and other agreements provided for herein in consenting to the Subordinated Obligations. The Subordinated Lender waives notice of or proof of reliance on this Agreement and protest, demand for payment and notice of default.
          SECTION 3. Transfers. Prior to the Payment in Full of the Senior Obligations, the Subordinated Lender shall not sell, assign or otherwise transfer or dispose of, in whole or in part, all or any part of the Subordinated Obligations or any interest therein to any other Person (a “Transferee”) or create, incur or suffer to exist any security interest, Lien, charge or other encumbrance whatsoever upon all or any part of the Subordinated Obligations (other than under the Loan Documents) or any interest therein in favor of any Transferee unless (i) such action is made expressly subject to this Agreement, (ii) the Transferee is a member of the Kojaian Group, and (iii) the Transferee expressly acknowledges in writing to the Administrative Agent that it agrees to be bound by all of the terms of this Agreement, including, without limitation, this Section 3, as if such Person were a Subordinated Lender.
          SECTION 4. Senior Obligations Unconditional. All rights and interests of the Senior Lenders hereunder, and all agreements and obligations of the Subordinated Lender and the Borrower hereunder, shall remain in full force and effect irrespective of:
          (a) any lack of validity or enforceability of the Credit Agreement or any other Loan Document;
          (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Senior Obligations, or any amendment or waiver or other modification, whether by course of conduct or otherwise, of, or consent to departure from, the Credit Agreement or any other Loan Document;
          (c) any exchange, release or nonperfection of any Lien in any collateral, or any release, amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of, or consent to departure from, any guaranty of any of the Senior Obligations; or
          (d) any other circumstances that might otherwise constitute a defense available to, or a discharge of, the Borrower in respect of the Senior Obligations, or of the Subordinated Lender or the Borrower in respect of this Agreement.
          SECTION 5. Representations and Warranties. The Subordinated Lender represents and warrants to the Administrative Agent, for the benefit of the Senior Lenders, that:
          (a) It has the power and authority to execute and deliver and to perform its obligations under this Agreement and has taken all necessary action to authorize its execution, delivery and performance of this Agreement.
          (b) This Agreement has been duly executed and delivered by the Subordinated Lender and constitutes a legal, valid and binding obligation of the Subordinated Lender, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
          (c) The execution, delivery and performance of this Agreement will not violate any provision of any requirement of law applicable to the Subordinated Lender or of any contractual obligation of the Subordinated Lender.
          (d) No consent or authorization of filing with, or other act by or in respect of, any Governmental Authority, is required in connection with the execution, delivery or performance of this Agreement.
          SECTION 6. Waiver of Claims. (a) To the maximum extent permitted by law, the Subordinated Lender waives any claim it might have against any Senior Lender with respect to, or arising out of, any action or failure to act or any error of judgment, negligence, or mistake or oversight whatsoever on the part of any Senior Lender or its directors, officers, employees, agents or Affiliates with respect to any exercise of rights or remedies under the Loan Documents or any transaction relating to the Collateral. Neither the Senior Lenders nor any of their respective directors, officers, employees, agents or Affiliates shall be liable for failure to demand, collect or realize upon any of the Collateral or any Guarantee or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Borrower or the Subordinated Lender or any other Person or to take any other action whatsoever with regard to the Security Documents, or any part thereof.
          (b) The Subordinated Lender, for itself and on behalf of its successors and assigns, hereby waives any and all now existing or hereafter arising rights it may have to require the Senior Lenders to marshal assets for the benefit of the Subordinated Lender, or to otherwise direct the timing, order or manner of any sale, collection or other enforcement of the Collateral or enforcement of the Loan Documents. The Senior Lenders are under no duty or obligation, and the Subordinated Lender hereby waives any right it may have to compel the Senior Lenders, to pursue any Guarantor or other Person who may be liable for the Senior Obligations, or to enforce any Lien or security interest in any Collateral.
          (c) The Subordinated Lender hereby waives and releases all rights which a Guarantor or surety with respect to the Senior Obligations could exercise.
          (d) The Subordinated Lender hereby waives any duty on the part of the Senior Lenders to disclose to it any fact known or hereafter known by the Senior Lenders relating to the operation or financial condition of the Borrower or any Guarantor of the Senior Obligations, or their respective businesses. The Subordinated Lender enters into this Agreement based solely upon its independent knowledge of the Borrower’s results of operations, condition (financial or otherwise) and business and the Subordinated Lender assumes full responsibility for obtaining any further or future information with respect to the Borrower or its results of operations, condition (financial or otherwise) or business.
          SECTION 7. Further Assurances. The Subordinated Lender and the Borrower, at their own expense and at any time from time to time, upon the written request of the Administrative Agent shall promptly and duly execute and deliver such further instruments and documents and take such further actions as the Administrative Agent reasonably may request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted.
          SECTION 8. Expenses; Indemnification. (a) The Borrower shall pay or reimburse the Administrative Agent and the Senior Lenders, upon demand, for all their reasonable costs and expenses in connection with the enforcement or preservation of any rights under this Agreement, including, without limitation, reasonable fees and disbursements of counsel to the Administrative Agent and the Senior Lenders.

          (b) Each of the Borrower and the Subordinated Lender shall pay, indemnify, and hold the Senior Lenders harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions (whether sounding in contract, tort or on any other ground), judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the failure of the Borrower or the Subordinated Lender to perform any of its obligations arising out of or relating to this Agreement; provided that such indemnity shall not, as to any such indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from primarily the gross negligence, willful misconduct or bad faith of such indemnitee.
          SECTION 9. Provisions Define Relative Rights. This Agreement is intended solely for the purpose of defining the relative rights of the Senior Lenders on the one hand and the Subordinated Lender and the Borrower on the other, and no other Person shall have any right, benefit or other interest under this Agreement.
          SECTION 10. Powers Coupled with an Interest. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until the Senior Obligations are indefeasibly paid in full in cash.
          SECTION 11. Notices. All notices, requests and demands to or upon any party hereto shall be in writing and shall be given in the manner provided in Section 9.02 of the Credit Agreement, except that notice to Subordinated Lender shall be made to Kojaian Management Corporation, Attn. C. Michael Kojaian, 39400 Woodward Avenue, Suite 250, Bloomfield Hills, Michigan 48304, Facsimile: 248-644-7620, with a copy to Carson Fischer, PLC, Attn. Robert M. Carson, Esq., 4111 Andover Road, West — 2nd Floor, Bloomfield Hills, Michigan 48302, Facsimile: 248-644-1832.
          SECTION 12. Counterparts. This Agreement may be executed by one or more of the parties on any number of separate counterparts, each of which shall constitute an original, but all of which taken together shall be deemed to constitute but one instrument. Delivery of an executed signature page to this Agreement by facsimile transmission or electronic pdf delivery shall be as effective as delivery of a manually signed counterpart of this Agreement.
          SECTION 13. Severability. In case any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
          SECTION 14. Integration. This Agreement represents the agreement of the Borrower, the Subordinated Lender and the Senior Lenders with respect to the subject matter hereof and there are no promises or representations by the Borrower, the Subordinated Lender or the Senior Lenders relative to the subject matter hereof not reflected herein.
          SECTION 15. Amendments in Writing; No Waiver’ Cumulative Remedies. (a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Administrative Agent, the Borrower and the Subordinated Lender; provided that any provision of this Agreement may be waived by the Senior Lenders in a letter or agreement executed by the Required Lenders (or the Administrative Agent on behalf of and with the consent of the Required Lenders) and the Subordinated Lender.
          (b) No failure to exercise, nor any delay in exercising, on the part of the Senior Lenders, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.
          (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.
          SECTION 16. Section Headings. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.
          SECTION 17. Successors and Assigns. (a) This Agreement shall be binding upon the successors and assigns of the Borrower and the Subordinated Lender and shall inure to the benefit of the Senior Lenders and their respective successors and assigns.
          (b) Notwithstanding the provisions of Section 17(a) above, nothing herein shall be construed to limit or relieve the obligations of the Subordinated Lender pursuant to Section 3 of this Agreement, and the Subordinated Lender shall not assign its obligations hereunder to any Person (except as otherwise specifically permitted under Section 3 of this Agreement); any such assignment other than as specifically permitted under Section 3 shall be null and void.
          SECTION 18. Governing Law; Jurisdiction; Consent to Service of Process. (a) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
          (b) The Subordinated Lender hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City and the Borough of Manhattan, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Joint Lead Arrangers, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against the Subordinated Lender or its properties in the courts of any jurisdiction.
          (c) The Subordinated Lender hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (d) The Subordinated Lender hereby irrevocably consents to service of process in the manner provided for notices in Section 11 hereof. Nothing in this Agreement, the Credit Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
          SECTION 19. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 19.
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          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

SUBORDINATED LENDER: KOJAIAN MANAGEMENT CORPORATION, a Michigan corporation
By:
	Name:	C. Michael Kojaian
	Title:	Executive Vice President

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BORROWER: GRUBB & ELLIS COMPANY
By:
Name:
Title:

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ADMINISTRATIVE AGENT: DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent
By:
Name:
Title:

By:
Name:
Title:

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